Exhibit 24.1

POWER OF ATTORNEY

January 20, 2011

We, the undersigned officers and directors of Wisconsin Electric Power Company (the “Company”), hereby severally constitute and appoint Gale E. Klappa, Allen L. Leverett and Jeffrey West, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of $1,150,000,000 of unsecured indebtedness in the form or forms of debentures, notes or other forms of indebtedness which may include senior, subordinated and junior subordinated debt securities of the Company (the “Registration Statement”), and any and all pre-effective and post-effective amendments to the Registration Statement, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any of them, to said Registration Statement and any and all amendments thereto.

Signature	Title

/s/ Gale E. Klappa	Chairman of the Board, President and Chief Executive Officer and Director – Principal Executive Officer

Gale E. Klappa

/s/ Allen L. Leverett	Executive Vice President and Chief Financial Officer – Principal Financial Officer

Allen L. Leverett

/s/ Stephen P. Dickson	Vice President and Controller – Principal Accounting Officer

Stephen P. Dickson

/s/ John F. Bergstrom	Director

John F. Bergstrom

/s/ Barbara L. Bowles	Director

Barbara L. Bowles

/s/ Patricia W. Chadwick	Director

Patricia W. Chadwick

/s/ Robert A. Cornog	Director

Robert A. Cornog

/s/ Curt S. Culver	Director

Curt S. Culver

/s/ Thomas J. Fischer	Director

Thomas J. Fischer

/s/ Ulice Payne, Jr.	Director

Ulice Payne, Jr.

/s/ Frederick P. Stratton, Jr.	Director

Frederick P. Stratton, Jr.